U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: January 7, 2005



                         TIDELANDS OIL & GAS CORPORATION
                         -------------------------------
             (Exact Name of registrant as specified in its Charter)




       Nevada                            0-29613                   66-0549380
----------------------           -------------------          ------------------
State of Incorporation           Commission File No.            I.R.S. Employer
                                                              Identification No.

1862 West Bitters Rd. San Antonio, TX                                78248
----------------------------------------                       -----------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, (   210   )      764       -    8642
                               -----------  -------------   -----------



                     (Registrant's former name and address)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240-14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         On January 3, 2004, we authorized the issuance of Five Hundred Thousand (500,000) common shares of restricted stock to Michael Ward, our president, under the terms of his employment agreement. We valued the restricted stock grant at $0.302 per share.

         We relied on Section 4(2) for the securities transaction exemption afforded by the Securities Act of 1933, as amended.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TIDELANDS OIL & GAS CORPORATION
Dated: January 7, 2005


                                                  /s/ Michael Ward
                                                 -------------------------------
                                                 By: Michael Ward
                                                 Title: President